UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 13, 2010
ABM Industries Incorporated
(Exact name of registrant as specified in its charter)

Delaware	1-8929	94-1369354

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

551 Fifth Avenue, Suite 300 New York, New York	10176

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 297-0200
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On December 15, 2010, ABM Industries Incorporated (the “Company”) issued a press release announcing financial results related to fiscal year 2010 and the fourth quarter of fiscal year 2010. A copy of the press release is attached as Exhibit 99.1, which is incorporated into this item by reference.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On December 13, 2010, the Board of Directors of the Company amended Articles IV, VI and IX of the Company’s Bylaws (the “Bylaws”) to: (1) provide in Article IV that the organization meeting of directors and the election of officers relating to the Company’s annual meeting of stockholders shall take place in conjunction with the annual meeting of stockholders; (2) provide in Article VI that, among other responsibilities, the Company’s chief financial officer is the general manager of the internal audit function; and (3)  amend a provision in the bylaws in Article IX relating to the handling of lost stock certificates.
The amendments to the Bylaws became effective December 13, 2010. The foregoing description of the amendments to the Company’s Bylaws is qualified in its entirety by reference to the full text of the Bylaws, as amended, a copy of which is attached as Exhibit 3.2 and incorporated into this item by reference.
Item 8.01. Other Events.
On December 15, 2010, the Company announced that the Board of Directors of the Company declared a quarterly dividend of $0.14 per share, payable on February 7, 2011 to stockholders of record on January 6, 2011. A copy of the press release announcing the declaration of the dividend is attached as Exhibit 99.1, which is incorporated into this item by reference.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits.

3.2	Bylaws of the Company as amended December 13, 2010

99.1
Press Release issued by ABM Industries Incorporated, dated December 15, 2010, announcing financial results related to fiscal year 2010 and the fourth quarter of fiscal year 2010, the declaration of a dividend payable February 7, 2011 to stockholders of record on January 6, 2011, and an Investor Briefing to be held on December 16, 2010.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABM INDUSTRIES INCORPORATED
Dated: December 16, 2010	By:	/s/ Sarah H. McConnell
Sarah H. McConnell
Senior Vice President and General Counsel

EXHIBIT INDEX

3.2	Bylaws of the Company as amended December 13, 2010

99.1
Press Release issued by ABM Industries Incorporated, dated December 15, 2010, announcing financial results related to fiscal year 2010 and the fourth quarter of fiscal year 2010, the declaration of a dividend payable February 7, 2011 to stockholders of record on January 6, 2011, and an Investor Briefing to be held on December 16, 2010.